UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

EXCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368‑2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2013, EXCO Resources, Inc. (“EXCO”) held its 2013 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders acted upon the matters outlined in EXCO’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2013. The matters voted upon at the Annual Meeting were as follows:

1.	The election of nine directors to the Board of Directors, each for a one-year term;

     2.     The amendment of the Amended and Restated EXCO Resources, Inc. 2005 Long-Term Incentive Plan to (i) increase the total number of shares of common stock authorized for issuance under such plan by 17,000,000 shares (ii) decrease the amount that each share subject to a full-value award counts against the total number of shares we have reserved for issuance under the plan from 2.1 to 1.74, (iii) extend the term of such plan until February 28, 2023 and (iv) provide for the electronic issuance of shares of common stock (the “Incentive Plan Amendment Proposal”);

     3.    An advisory vote to approve executive compensation; and

     4.    The ratification of the appointment of KPMG LLP as EXCO's independent registered public accounting firm.

Pursuant to the following voting results at the Annual Meeting, EXCO’s shareholders elected all of the persons nominated for election:

Name	Votes Cast For	Votes Withheld	Broker Non-Votes
Douglas H. Miller	154,683,115	1,890,418	43,800,109
Jeffrey D. Benjamin	150,032,847	6,540,686	43,800,109
Earl E. Ellis	151,981,393	4,592,140	43,800,109
B. James Ford	152,235,892	4,337,641	43,800,109
Samuel A. Mitchell	154,880,753	1,692,780	43,800,109
T. Boone Pickens	155,060,537	1,512,996	43,800,109
Wilbur L. Ross	133,774,160	22,799,373	43,800,109
Jeffrey S. Serota	151,928,384	4,645,149	43,800,109
Robert L. Stillwell	155,127,481	1,446,052	43,800,109

Pursuant to the following voting results at the Annual Meeting, EXCO’s shareholders approved the Incentive Plan Amendment Proposal:

Proposal 2	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Incentive Plan Amendment Proposal	148,200,355	8,008,330	364,848	43,800,109

Pursuant to the following voting results at the Annual Meeting, EXCO’s shareholders approved our executive compensation arrangements on an advisory basis:

Proposal 3	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Advisory vote to approve executive compensation	154,102,286	2,020,165	451,082	43,800,109

Pursuant to the following voting results at the Annual Meeting, EXCO’s shareholders approved the proposal to ratify the appointment of KPMG LLP as its independent registered accounting firm:

Proposal 4	Votes Cast For	Votes Cast Against	Abstentions
Ratification of KPMG LLP	199,605,646	272,694	495,302

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment Number Three to the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan, dated as of June 11, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXCO RESOURCES, INC.

Date: June 11, 2013	By: /s/ Mark F. Mulhern
Name:    Mark F. Mulhern
Title:    Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number Three to the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan, dated as of June 11, 2013.